Rule 497(d)


                                   FT Series

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the Sponsor shall assume all of the duties, responsibilities and liability of the Evaluator as described in the Prospectus, including, without limitation, the responsibility for evaluations under Section 4.01 of the Indenture. As compensation for providing evaluation services, the Sponsor shall receive the same amount previously paid to the Evaluator for providing evaluation services. The Sponsor may employ one or more entities to assist in performing evaluation services. The Sponsor shall not be answerable for the default of any such entities if such entities shall have been selected with reasonable care and are properly supervised, provided, however, that the Sponsor will indemnify and hold each Trust harmless from and against any loss occurring as a result of an entity's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing evaluation services. The cost of such entities shall be paid by the Sponsor out of the fees received by the Sponsor for providing evaluation services. The Sponsor will maintain and preserve the records of its determinations and activities in connection with the evaluation of Trust Securities as required by applicable statutes and regulations. Such records shall constitute records of the Trust and shall be made available by the Sponsor.

September 8, 2022